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                                                                    EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 30, 1999, in Amendment No. 5 to the Registration Statement (Form S-3 No. 333-71911) and related Prospectus of Isis
Pharmaceuticals, Inc. for the Registration of 4,000,000 shares of its common stock.


                                        /s/ ERNST & YOUNG LLP
                                        ---------------------
                                        ERNST & YOUNG LLP

San Diego, California
June 7, 1999